INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                Supplement to Statement of Additional Information
                             dated December 1, 1998

The section of the INVESCO Combination Stock & Bond Funds, Inc.'s Statement of Additional Information entitled "The Fund And Its Management: Sub-Advisory Agreement" is amended to (1) delete the third paragraph, and (2) substitute the following new paragraph in its place:

     The Sub-Agreement provides that as compensation for its services, IMR shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Multi-Asset Allocation Fund's net assets. The fee is calculated at the following annual rates: prior to January 1, 1998, 0.375% on the first $500 million of the Fund's average net assets; 0.325% on the next $500 million of the Fund's average net assets; and 0.25% on the Fund's average net assets over $1 billion; and effective January 1, 1998, 0.30% on the first $500 million of the Fund's average net assets; 0.26% on the next $500 million of the Fund's average net assets and 0.20% on the Fund's average net assets in excess of $1 billion. The Sub-Advisory fee is paid by INVESCO, NOT the Fund.

The date of this Supplement is February 5, 1999.